Exhibit 8.1

Subsidiaries of Enlight Renewable Energy Ltd.

NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Elements Limited Partnership	Cayman
Vjetroelektrana Lukovac d.o.o. za Proizvodnju Električne Energije	Croatia
MO-BO energija d.o.o.	Croatia
S.E. ŠESTANOVAC d.o.o.	Croatia
AUREUS DALMATA d.o.o.	Croatia
SE Kolarina d.o.o.	Croatia
SE Raštević d.o.o.	Croatia
SE Benkovac d.o.o.	Croatia
AUREUS SOLIS d.o.o.	Croatia
BESS Bertikow GmbH	Germany
NEG Nordic Energies - Germany Verwaltungsgesellschaft GmbH (German GP)	Germany
NEG Nordic Energies - Germany GmbH & Co. KG	Germany
Megujulohaz Kft.	Hungary
Raaba ACDC KFT	Hungary
Raaba Green KFT	Hungary
Raaba Flow KFT	Hungary
Danuba Energies Kft.	Hungary
Iberian Energies Kft.	Hungary
Nordic Energies Kft.	Hungary
Enlight EU energies Kft.	Hungary
Movilim Renewable Energies EU Kft	Hungary
Enlight CREPAJA KFT	Hungary
Tullynamoyle Wind Farm 3 Limited	Ireland
Enlight Energy Ireland Limited	Ireland
Enlight Neot Smadar 2 (High Voltage Storage) - Limited Partnership	Israel
Enlight Kramim Limited Partnership	Israel
Karmey Haruah, Limited Partnership	Israel
Kadarim Enlight Solar, Limited Partnership	Israel

Enlight Kidmat Tzvi, Limited Partnership	Israel
Orsol Energy 3 (A.A) LP	Israel
Enlight Maccabi Limited Partnership	Israel
Mey Golan - Enlight Floating Energy 7 (Bney Israel 2) Limited Partnership	Israel
Mey Golan - Enlight Floating Energy 5 (Qunaitra) Limited Partnership	Israel
Enlight Sunlight - Perot Golan Renewable Energy, Limited Partnership	Israel
Mey Golan - Enlight Floating Energy 6 (Hamra), Limited Partnership	Israel
Eshkol Ella-,Kramim-Enlight, Limited Partnership	Israel
Eshkol Brosh -Idan-Enlight,Limited Partnership	Israel
Eshkol Zait - Zait Yarok - Enlight , L.P	Israel
Sde Nehemia-Enlight, Limited Partnership	Israel
Enlight Gonen Srorage Limited Partnership	Israel
Talmey Bilu Green Energies LTD	Israel
Mey Golan - Enlight Floating Energy, Limited Partnership	Israel
Mivtahim Green Energies LTD	Israel
Winds Valley, Limited Partnership	Israel
Orsun Energy 3, LP	Israel
Enlight Beit Ha-Shita Solar Energy, Limited Partnership	Israel
Enlight Nahal Oz Renewable Energy Limited Partnership	Israel
Enlight Eshkol Dekel Limited Partnership	Israel
Enlight Yonatan Storage Limited Partnership	Israel
A.N. Faran Solar Limited Partnership	Israel
Emek Habacha. Wind Energy Ltd.	Israel
Perot Hagolan – Enlight Limited Partnership	Israel
Eshkol Gefen-Barbur-Enlight ,Limited Partnership	Israel
Enlight Beit Shikma Limited Partnership	Israel
Ruach Beresheet Limited Partnership	Israel
Enlight Sde Nitzan LP	Israel
Enlight Maccabi 2 Limited Partnership	Israel
Enlight Revivim Ein Gedi Limited Partnership	Israel
E.N. Mahanayim Limited Partnership	Israel
The Iberian Wind, Limited Partnership	Israel
Enlight Reim Renewable Energy LP	Israel
E.A Avital Wind Energy LTD	Israel
Enlight Lavi LP	Israel
Mey Golan- Enlight Floating Energy 3 (Dvash) Limited Partnership	Israel
Enlight - management Spain LTD	Israel
Mey Golan - Enlight Floating Energy 2 Limited Partnership	Israel
Mey Golan - Enlight Floating Energy 4 (Shaabaniya) Limited Partnership	Israel
Enlight - Nir Akiva Limited Partnership	Israel
Enlight Baron Floating Energy Limited Partnership	Israel

Enlight Tamar LTD	Israel
Enlight Neot Smadar Energy Storage, Limited Partnership	Israel
E.A. SAPIR WIND ENERGY LTD	Israel
Enlight - management Sweden LTD	Israel
Ramat Magshimim Wind Farm – Agricultural Cooperative Ltd. *	Israel
Nordic Wind, Limited Partnership	Israel
Enlight- Eshkol Mimun Green, Limited Partnership	Israel
Natur Wind Farm – Agricultural Cooperative Ltd. *	Israel
Enlight-AVIRAM WIND'S INITIATIVES LTD	Israel
Mey Golan - Enlight management Ltd	Israel
Enlight- Yatir wind's Initiatives LTD	Israel
Ma'ale Gamla Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight - Eshkol MIMUN, L.P	Israel
Enlight -Eshkol Ella Limited Partnership	Israel
Mavo Hama Wind Farm – Agricultural Cooperative Ltd *	Israel
Movilim management Enlight M.A. Ltd.	Israel
Kanaf Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight-Eshkol Brosh, Limited Partnership	Israel
Yonatan Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight Eshkol Geffen Limited Partnership	Israel
A.E. SHIKMA WIND ENERGY LTD	Israel
Southern Alonei HaBashan Wind Farm – Agricultural Cooperative Ltd *	Israel
Eshkol HAVAZELET - HALUTZYUT Enlight L.P	Israel
Avnei Eitan Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight Eshkol Hadas Limited Partnership	Israel
Summer Flow, LP	Israel
Kadarim Enlight management LTD	Israel
Odem Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight -Eshkol Mimun Blue Limited Partnership	Israel
M.A MOVILIM RENEWABLE ENERGIES, LIMITED PARNERSHIP	Israel

Enlight Eshkol Vered Limited Partnership	Israel
Ortal Wind & Energy – Agricultural Cooperative Ltd *	Israel
Orsun 3 LTD	Israel
GreEnlight Wind, Limited Partnership	Israel
Alonei HaBashan Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight -Eshkol Zait, Limited Partnership	Israel
Neve Ativ Wind Farm – Agricultural Cooperative Ltd *	Israel
Kidmat Tzvi Wind Farm – Agricultural Cooperative Ltd *	Israel
Enlight Renewable Energy Ltd.	Israel
Enlight Beit Ha-Shita management LTD	Israel
Enlight Movilim, Limited Partnership	Israel
Hadar- Enlight, Limited Partnership	Israel
Enlight - management Kosovo LTD	Israel
Ruah Avigail- Enlight, Limited Partnership	Israel
Ruah Hanan-Enlight, Limited Partnership	Israel
Enlight Faran management LTD	Israel
Enlight KIDMAT TZVI management LTD	Israel
Enlight Yanuach Wind Energy 1 LP	Israel
Enlight SHDEMA LTD	Israel
Enlight Yanuach Wind Energy 2 LP	Israel
Enlight Kisra Wind Energy LP	Israel
Enlight Eshkol HAVAZELET L.P	Israel
Hila-Enlight, Limited Partnership	Israel
Tlamim- Enlight Renewable Energy Limited Partnership	Israel
NETIC ENERGIES - ALTERNATIVE ELECTRICAL ENERGIES LTD	Israel
Enlight - SHIRA HOLDINGS LTD	Israel
Enlight Assets LTD	Israel
Nurit- Enlight Limited Partnership	Israel
Ruah Harduf- Enlight Limited Partnership	Israel
Tlamim Enlight LTD	Israel

Enlight - BEIT RIMON management LTD	Israel
ISRAELI WIND ENERGY A.R. LTD	Israel
Enlight Energy (M.F.N) Limited Partnership	Israel
Enlight KRAMIM management LTD	Israel
Enlight RAVIVIM LTD	Israel
Ruah Shikma- Enlight Limited Partnership	Israel
Enlight - Aveeram Enterprise, Limited Partnership	Israel
Enlight Lilach, Limited Partnership	Israel
Core Capital management LTD	Israel
Enlight Fruits Of The Sun Limited Partnership	Israel
Enlight Enterprise Limited Partnership	Israel
Enlight Ein Habesor management LTD	Israel
Enlight Ein Habesor Limited Partnership	Israel
Enlight Maccabi management Ltd.	Israel
Enlight -Finance Limited Partnership	Israel
Enlight Sde Nitzan management Ltd	Israel
Enlight Revivim Renewable Energy Limited Partnership	Israel
Enlight Revivim management LTD	Israel
Enlight Revivim Ein Gedi management Ltd.	Israel
E.N. Nir Akiva management LTD	Israel
Enlight - Agro Enterpeneurship General Partner LTD	Israel
Enlight - Agro Enterpeneurship, Limited Partnership	Israel
E.N. Mahanayim management LTD	Israel
Enlight Reim management Ltd.	Israel
Enlight Lavi management Ltd.	Israel
Mey Golan - Enlight Floating Energy 2 management Ltd.	Israel
Enlight Sunlight - Energy Projects Financing, Limited Partnership	Israel
Enlight - Ma'ale Gamla Storage, Limited Partnership	Israel
Enlight - Talmey Eliyahu Eenergy, Limited Partnership	Israel
Enlight - Ma'ale Gamla Storage management LTD	Israel

Enlight- Talmey Eliyahu Energy GP LTD	Israel
Enlight Nahal Oz GP LTD	Israel
Enlight Tzofar Energy (GP) LTD	Israel
Enlight Tzofar Energy, Limited Partnership	Israel
Mey Golan - Enlight Floating Energy 7 (Bney ISRAEL 2) management LTD	Israel
Enlight NEOT SMADAR ENERGY 2 (HIGH VOLTAGE STORAGE) General Partner LTD	Israel
Enlight Baron Energy LTD	Israel
Enlight Yonatan management LTD	Israel
Enlight Ohad management LTD	Israel
Enlight Ohad Storage Limited Partnership	Israel
Enlight Gonen Management LTD	Israel
Enlight Sunlight Financing Limited Partnership	Israel
Enlight General Partner (B.B.S.P) LTD	Israel
Enlight Sunlight Energy Limited Partnership	Israel
Enlight Sunlight management LTD	Israel
Super Power Electricity, Enlight Sunlight Financing Limited Partnership	Israel
Electra Power 2022 LTD	Israel
Danuba Power,Enlight Sunlight Financing Limited Partnership	Israel
Elements General Partner Limited Partnership	Israel
Enlight - Newmed Development, Limited Partnership	Israel
MED-Enlight GENERAL PARTNER 2023 LTD	Israel
Elements MC LTD	Israel
ELEMENTS GPGP LTD	Israel
Mey Golan - Enlight Initiation , Limited Partnership	Israel
YES-Enlight GENERAL PARTNER LTD	Israel
MidEnlight Tenders Limited Partnership	Israel
MIDEnlight TENDERS management LTD	Israel
Yes-Enlight Holdings, Limited Partnership	Israel
Mey Golan Enlight Floating Energy 3 management LTD	Israel
Mey Golan - Enlight Floating ENERGY 4 management LTD	Israel

Mey Golan - Enlight FLOATING ENERGY 5 management LTD	Israel
Enlight-Newmed Central Corporation, Limited Partnership	Israel
Enlight Local LTD	Israel
Enlight Sunlight - Golan Fruits Storage LTD	Israel
Mey Golan - Enlight Floating Energy 6 (Hamra) management LTD	Israel
Enlight Neot Smadar Energy management LTD	Israel
Enlight- Hazeka Wind (TEL ASSANIYA) LTD	Israel
STEL RENEWABLE ENERGIES S.R.L	Italy
GSA Green S.R.L	Italy
RDP S.R.L	Italy
EVO S.R.L	Italy
BST S.R.L	Italy
ANT S.R.L	Italy
Giraffe Ce 18 S.R.L	Italy
Green Bess SRL	Italy
Nardo Storage 1 S.R.L.	Italy
Berdea Green S.R.L.	Italy
Nardo Storage 2 S.R.L.	Italy
Haizea Green S.R.L.	Italy
ARGIA GREEN S.R.L.	Italy
EDURNE GREEN S.R.L.	Italy
ZERUA GREEN S.R.L.	Italy
Genzano Solar Energy S.r.l.	Italy
Gravina 2 San Felice Solar Energy S.r.l.	Italy
Montemilone Solar Energy S.r.l.	Italy
Marcellinara BESS S.r.l.	Italy
Giraffe CE 15 S.R.L	Italy
SOWI Kosovo L.L.C	Kosovo
PGEIF MasterHoldco S.ar.l	Luxembourg
Prime Green Energy Infrastructure Fund II S.A., SICAV-RAIF	Luxembourg

Prime Green Energy Infrastructure Fund S.A., SICAV-RAIF	Luxembourg
Balkan Energies Serbia 1 B.V.	Netherlands
Balkan Energies Serbia 2 B.V.	Netherlands
Balkan Energies Co-Operation U.A	Netherlands
Balkan Energies Croatia 1 B.V.	Netherlands
Sunren X sp. z o.o.	Poland
Sunren IV sp. z o.o.	Poland
Bess4 Poland I sp z.o.o	Poland
SUNREN VI sp z.o.o	Poland
PV LIPNICA sp. z o.o.	Poland
Enbat Myszków sp. z o.o.	Poland
ElectrawindsK-Wind D.o.o Kovačica	Serbia
Enlight K2-Wind d.o.o. Beograd-Novi Beograd	Serbia
Wind Park Crepaja d.o.o. Beogard	Serbia
Generacion Eolica Castilla La Mancha S.A.	Spain
Haro Solar 1, S.L.	Spain
Haro Solar 3, S.L.	Spain
Generacion Eólica Castilla La Mancha – Iberian Energy Spain, S.L	Spain
Enlight Energia Renovable ESPANA S.L.	Spain
Peral Solar 1, S.L.	Spain
Minglanilla Renovables 400KV AIE	Spain
Enlight Valparaiso Solar, Sociedad Limitada	Spain
Extrema Solar, Sociedad Limitada	Spain
Enlight Leon Solar, S.L.	Spain
Vindpark Malarberget i Norberg AB	Sweden
Björnberget Vindkraft AB	Sweden
Prime Swedish Wind Holding I AB	Sweden
Enlight Renewable Energy LLC	USA
Clenera Holdings LLC	USA
Admiral Land LLC	USA

Admiral Solar LLC	USA
Apex Solar LLC	USA
Atrisco BESS SF LLC	USA
Atrisco Class B HoldCo LLC	USA
Atrisco Class B HoldCo Parent LLC	USA
Atrisco Energy Storage Bond Holder LLC	USA
Atrisco Energy Storage LLC	USA
Atrisco Solar Bond Holder LLC	USA
Atrisco Solar Class B Member LLC	USA
Atrisco Solar II LLC	USA
Atrisco Solar LLC	USA
Atrisco Solar SF LLC	USA
Atrisco Storage Class B Member LLC	USA
Atrisco Storage TE HoldCo LLC	USA
Bear Island Battery Storage LLC	USA
Bear Island Solar LLC	USA
Beaver Dam Solar LLC	USA
Bennett Solar B LLC	USA
Blackwater Solar LLC	USA
Boon Solar LLC	USA
Buckley Solar LLC	USA
Cedar Island B LLC	USA
Cedar Island Solar LLC	USA
Clenera Battery Holdco LLC	USA
Clenera DevCo II, LLC	USA
Clenera DevCo Intermediate LLC	USA
Clenera DevCo, LLC	USA
Clenera Holdings, LLC	USA
Clenera LandCo, LLC	USA
Clenera Operating Holdco LLC	USA

Clenera OperatingCo II LLC	USA
Clenera OperatingCo II Parent LLC	USA
Clenera OperatingCo III LLC	USA
Clenera OperatingCo III Parent LLC	USA
Clenera OperatingCo LLC	USA
Clenera Snowflake Land LLC	USA
Clenera Tech Center Holdings LLC	USA
Clenera-Apex Land LLC	USA
Clenera, LLC	USA
CO Bar Interconnection LLC	USA
CO Bar Solar A LLC	USA
CO Bar Solar B LLC	USA
CO Bar Solar C LLC	USA
CO Bar Solar D Energy Storage LLC	USA
CO Bar Solar D LLC	USA
CO Bar Solar E LLC	USA
CO Bar Solar Energy Storage LLC	USA
CO Bar Solar F LLC	USA
CO Bar Solar G LLC	USA
CO Bar Solar H LLC	USA
CO Bar Solar I LLC	USA
CO Bar Solar J LLC	USA
CO Bar Solar K LLC	USA
CO Bar Solar LLC	USA
Coggon Solar LLC	USA
Country Acres Class B HoldCo LLC	USA
Country Acres Class B Member LLC	USA
Country Acres Clean Power LLC	USA
Country Acres TE HoldCo LLC	USA

CRE- Atrisco II New Mexico LLC	USA
CRE- Beaver Dam Kentucky LLC	USA
CRE- Quail Ranch ESS New Mexico LLC	USA
CRE- Snowflake Echo Arizona LLC	USA
CRE-Admiral Virginia LLC	USA
CRE-Apex Montana LLC	USA
CRE-Atrisco ESS New Mexico LLC	USA
CRE-Atrisco New Mexico LLC	USA
CRE-Bear Island ESS Virginia LLC	USA
CRE-Bear Island Virginia LLC	USA
CRE-Bennett B Idaho LLC	USA
CRE-Blackwater Virginia LLC	USA
CRE-Boon Indiana LLC	USA
CRE-Cedar Island Oregon LLC	USA
CRE-CO Bar A Arizona LLC	USA
CRE-CO Bar Arizona LLC	USA
CRE-CO Bar B Arizona LLC	USA
CRE-CO Bar C Arizona LLC	USA
CRE-CO Bar D Arizona LLC	USA
CRE-CO Bar D ESS Arizona LLC	USA
CRE-CO Bar E Arizona LLC	USA
CRE-CO Bar ESS Arizona LLC	USA
CRE-CO Bar F Arizona LLC	USA
CRE-CO Bar G Arizona LLC	USA
CRE-CO Bar H Arizona LLC	USA
CRE-CO Bar I Arizona LLC	USA
CRE-CO Bar J Arizona LLC	USA
CRE-CO Bar K Arizona LLC	USA
CRE-Coggon Iowa LLC	USA

CRE-Country Acres California LLC	USA
CRE-Crimson Orchard ESS Idaho LLC	USA
CRE-Crimson Orchard Idaho LLC	USA
CRE-Drumwright Virginia LLC	USA
CRE-Fountain Springs Colorado LLC	USA
CRE-Gemstone Michigan LLC	USA
CRE-Headwaters Montana LLC	USA
CRE-Horizon ESS Colorado LLC	USA
CRE-Horsepen Branch Virginia LLC	USA
CRE-Horseshoe Bend Texas LLC	USA
CRE-Javelina Arizona LLC	USA
CRE-Javelina ESS Arizona LLC	USA
CRE-Lolo Idaho LLC	USA
CRE-Lone Butte Arizona LLC	USA
CRE-Ocotillo Arizona LLC	USA
CRE-Pachuta A Mississippi LLC	USA
CRE-Quail Ranch New Mexico LLC	USA
CRE-Reedy Creek Virginia LLC	USA
CRE-Roadrunner Arizona LLC	USA
CRE-Roadrunner ESS Arizona LLC	USA
CRE-Rustic Hills II Indiana LLC	USA
CRE-Rustic Hills Indiana LLC	USA
CRE-Scissortail Oklahoma LLC	USA
CRE-Snowflake A Arizona LLC	USA
CRE-Snowflake Arizona LLC	USA
CRE-Snowflake B Arizona LLC	USA
CRE-Snowflake C Arizona LLC	USA
CRE-Snowflake D Arizona LLC	USA

CRE-Snowflake E Arizona LLC	USA
CRE-Snowflake F Arizona LLC	USA
CRE-Snowflake G Arizona LLC	USA
CRE-Snowflake H Arizona LLC	USA
CRE-Snowflake I Arizona LLC	USA
CRE-Snowflake J Arizona LLC	USA
CRE-Snowflake K Arizona LLC	USA
CRE-Snowflake L Arizona LLC	USA
CRE-Solstice ESS Oklahoma LLC	USA
CRE-Solstice Oklahoma LLC	USA
CRE-South Bennett Idaho LLC	USA
CRE-Swift Creek North Carolina LLC	USA
CRE-Thundering Springs Georgia LLC	USA
CRE-Upland Dillon Argenta Montana LLC	USA
CRE-Willis River Virginia LLC	USA
Crimson Orchard Class B Holdco LLC	USA
Crimson Orchard Class B Member LLC	USA
Crimson Orchard Energy Storage LLC	USA
Crimson Orchard Solar LLC	USA
Crimson Orchard TE Holdco LLC	USA
Drumwright Mill Tech Center LLC	USA
Fountain Springs Solar LLC	USA
Gemstone Solar LLC	USA
GratiSol LLC	USA
Headwaters Solar LLC	USA
Horizon BESS LLC	USA
Horseshoe Bend Solar LLC	USA
Horsepen Branch Solar LLC	USA

Javelina Battery Storage LLC	USA
Javelina Solar LLC	USA
Lolo Solar LLC	USA
Lone Butte Solar LLC	USA
Ocotillo Solar LLC	USA
Pachuta Solar A LLC	USA
Quail Ranch BESS SF LLC	USA
Quail Ranch Class B HoldCo LLC	USA
Quail Ranch Class B Member LLC	USA
Quail Ranch Energy Storage Bond Holder LLC	USA
Quail Ranch Energy Storage LLC	USA
Quail Ranch Solar Bond Holder LLC	USA
Quail Ranch Solar LLC	USA
Quail Ranch Solar SF LLC	USA
Quail Ranch TE HoldCo LLC	USA
Reedy Creek Solar LLC	USA
Roadrunner Battery Storage LLC	USA
Roadrunner BESS SF LLC	USA
Roadrunner Class B HoldCo LLC	USA
Roadrunner Class B HoldCo Parent LLC	USA
Roadrunner II LLC	USA
Roadrunner Solar Class B Member LLC	USA
Roadrunner Solar LLC	USA
Roadrunner Solar SF LLC	USA
Roadrunner Solar TE HoldCo LLC	USA
Roadrunner Storage Class B Member LLC	USA
Roadrunner Storage TE HoldCo LLC	USA
Rustic Hills Solar II LLC	USA

Rustic Hills Solar LLC	USA
Scissortail Solar LLC	USA
Snowflake A Class B Holdco LLC	USA
Snowflake A Class B Member LLC	USA
Snowflake A TE Holdco LLC	USA
Snowflake Interconnection LLC	USA
Snowflake Solar A LLC	USA
Snowflake Solar B LLC	USA
Snowflake Solar C LLC	USA
Snowflake Solar D LLC	USA
Snowflake Solar E LLC	USA
Snowflake Solar Echo LLC	USA
Snowflake Solar F LLC	USA
Snowflake Solar G LLC	USA
Snowflake Solar H LLC	USA
Snowflake Solar I LLC	USA
Snowflake Solar J LLC	USA
Snowflake Solar K LLC	USA
Snowflake Solar L LLC	USA
Snowflake Solar LLC	USA
Solstice Battery Storage LLC	USA
Solstice Solar LLC	USA
South Bennett Solar LLC	USA
Swift Creek Solar LLC	USA
Thundering Springs Solar LLC	USA
Upland Dillon Argenta Solar LLC	USA
Willis River Solar LLC	USA

* Informal English translation from Hebrew.